UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 7, 2017
Date of Report (Date of Earliest Event)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On December 7, 2017, Sotheby’s (the “Company”) issued a press release announcing the pricing of its previously announced offering of $400.0 million in aggregate principal amount of Senior Notes due 2025 (the “Notes”).  The Notes will pay interest semiannually at a rate of 4.875% per annum and will mature on December 15, 2025.  On or after December 15, 2020, the Notes may be redeemed in whole or in part, at the option of the Company, at a redemption price for the Notes set forth below, plus accrued and unpaid interest to, but not including, the applicable redemption date, if redeemed during the twelve-month period commencing each December 15 of the years indicated below:
Year                                                                        Percentage
2020 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103.656%
2021 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102.438%
2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101.219%
2023 and thereafter . . . . . . . . . . . . . . . . . . . . . . . .100.000%
The net proceeds of the offering will be used to redeem all of our outstanding 5.25% Senior Notes due 2022 (the "2022 Notes), at a redemption price of 102.625% plus accrued and unpaid interest to (but not including) the redemption date and for general corporate purposes, primarily the repayment or reduction of borrowings under our Sotheby's Financial Services revolving credit facility. In connection with the redemption of the 2022 Notes, the Company expects to write off $3.1 million of unamortized bond costs, which, when combined with the $7.9 million call premium, will result in a total loss on extinguishment of $11 million related to the 2022 Notes. A copy of the press release describing the pricing of the offering is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits
99.1    Press release dated December 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ David G. Schwartz

David G. Schwartz
Senior Vice President, Chief Securities Counsel and Corporate Secretary

Date:	December 7, 2017

Exhibit Index

Exhibit No.    Description

99.1        Press release dated December 7, 2017.

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